Exhibit 99.2

SUPPLEMENTAL INFORMATION

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2012

BASIS OF PRESENTATION

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions, plus real estate related depreciation and amortization including adjustments for unconsolidated entities.  NOI, EBITDA and FFO are presented in the Supplemental on a proportionate basis, which includes GGP’s share from consolidated and unconsolidated properties.  As we conduct substantially all of our business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and we include the conversion of non-GGP limited common units of the Operating Partnership in the total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its future operations, Company NOI, Company EBITDA, and Company  FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses.  A reconciliation of NOI to Company NOI, EBITDA to Company EBITDA, and FFO to Company FFO has been included in the “Reconciliation of NOI, EBITDA, and FFO” schedule  included within.  Specific to the Company’s U.S. Regional Mall portfolio, Same Store Company NOI is presented to exclude the effects of acquisitions, dispositions and changes in ownership.

NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders.  For reference, as an aid in understanding management’s computation of NOI, EBITDA, and FFO, a reconciliation of NOI to consolidated operating income, EBITDA, and FFO to net income (loss) in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Schedules:
Consolidated Balance Sheets	1
Consolidated Statements of Operations	2

Proportionate Financial Schedules:
Proportionate Balance Sheet	3
Overview	4
Reconciliation of NOI, EBITDA, and FFO	5-6
Proportionate Results and FFO	7-8
NOI Summary	9

Debt:
Debt Summary, at Share	10
Debt Maturities	11
Debt Detail, at Share	12-15

Asset Transactions:
Summary of Acquisitions and Dispositions	16
Properties Included in Discontinued Operations	17
FFO from Discontinued Operations	18-19

Reconciliations:
Reconciliation of Non-GAAP to GAAP Financial Measures	20-21

Portfolio Operating Metrics:
Key Operating Performance Indicators	22
Signed Leases All Less Anchors	23
Lease Expiration Schedule and Top Ten Tenants	24
Property Schedule	25-32

Miscellaneous:
Capital Information	33
Change in Total Common and Equivalent Shares	34
Development Summary	35
Corporate Information	36
Glossary of Terms	37

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet

The proportionate balance sheet adjusts GGP’s GAAP balance sheet for noncontrolling interests and adds the Company’s proportionate share of assets and liabilities related to investments in Unconsolidated Properties accounted for under the equity method.

5-6	Reconciliation of NOI, EBITDA, and FFO

Reconciliation of NOI to Company NOI, EBITDA to Company EBITDA, and FFO to Company FFO, where “Company” figures exclude certain non-cash and non-recurring revenues and expenses that are not indicative of future operations.

7-8	Proportionate Results and FFO

Proportionate Results and FFO for the three and nine months ended September 30, 2012 and 2011 adjusts GGP’s consolidated results and FFO for noncontrolling interests and adds the Company’s proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation.

9	NOI Summary	Proportionate detail of Company NOI and Same Store NOI for the three and nine months ended September 30, 2012 and 2011.
Portfolio Operating Metrics:
22	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
25-32	Property Schedule

By Property, gross leasable area detail, including:
Anchor tenant listing
Ownership percentage
Gross leasable area by space type (mall, anchor, strip center, office)
Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Schedules

FINANCIAL OVERVIEW

Consolidated Balance Sheets(1)

(In thousands)

	September 30, 2012	December 31, 2011
Assets:
Investment in real estate:
Land	$4,303,329	$4,623,944
Buildings and equipment	18,847,928	19,837,750
Less accumulated depreciation	(1,286,753)	(974,185)
Construction in progress	383,977	135,807
Net property and equipment	22,248,481	23,623,316
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,717,079	3,052,973
Net investment in real estate	24,965,560	26,676,289
Cash and cash equivalents	637,946	572,872
Accounts and notes receivable, net	243,503	218,749
Deferred expenses, net	176,377	170,012
Prepaid expenses and other assets	1,398,494	1,805,535
Assets held for disposition	—	74,694
Total assets	$27,421,880	$29,518,151

Liabilities:
Mortgages, notes and loans payable	$16,074,015	$17,143,014
Accounts payable and accrued expenses	1,271,364	1,445,738
Dividend payable	106,312	526,332
Deferred tax liabilities	22,520	29,220
Tax indemnification liability	303,750	303,750
Junior Subordinated Notes	206,200	206,200
Warrant liability	1,399,043	985,962
Liabilities held for disposition	—	74,795
Total liabilities	19,383,204	20,715,011
Redeemable noncontrolling interests:
Preferred	134,531	120,756
Common	132,020	103,039
Total redeemable noncontrolling interests	266,551	223,795

Equity:
Total stockholders’ equity	7,683,259	8,483,329
Noncontrolling interests in consolidated real estate affiliates	88,866	96,016
Total equity	7,772,125	8,579,345
Total liabilities and equity	$27,421,880	$29,518,151

(1) Presented in accordance with GAAP.

FINANCIAL OVERVIEW

Consolidated Statements of Operations(1)

(In thousands, except per share)

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Revenues:
Minimum rents	$401,259	$383,541	$1,175,365	$1,158,479
Tenant recoveries	184,869	189,942	542,784	547,157
Overage rents	12,835	12,823	34,230	29,291
Management fees and other corporate revenues	17,823	14,188	55,646	43,775
Other	16,387	16,488	49,802	47,357
Total revenues	633,173	616,982	1,857,827	1,826,059
Expenses:
Real estate taxes	59,258	56,530	174,797	173,898
Property maintenance costs	18,758	21,419	62,102	71,128
Marketing	8,085	7,639	22,497	19,937
Other property operating costs	101,890	107,631	286,170	290,629
Provision for doubtful accounts	1,370	1,078	3,097	2,295
Property management and other costs	38,903	45,455	119,350	137,517
General and administrative	10,045	15,441	31,675	18,067
Provisions for impairment	98,288	—	98,288	—
Depreciation and amortization	208,833	226,360	612,188	675,536
Total expenses	545,430	481,553	1,410,164	1,389,007
Operating income	87,743	135,429	447,663	437,052
Interest income	766	680	2,307	1,912
Interest expense	(204,917)	(218,932)	(607,915)	(672,936)
Warrant liability adjustment	(123,381)	337,781	(413,081)	319,460
Gain from change in control of investment properties	—	—	18,547	—
(Loss) income before income taxes, equity in income (loss) of Unconsolidated Real Estate Affiliates, discontinued operations and allocation to noncontrolling interests	(239,789)	254,958	(552,479)	85,488
Provision for income taxes	(2,449)	(3,954)	(5,553)	(7,882)
Equity in income (loss) of Unconsolidated Real Estate Affiliates	22,054	9,833	39,849	(2,534)
(Loss) income from continuing operations	(220,184)	260,837	(518,183)	75,072
Discontinued operations (2)	13,576	(4,276)	10,982	(13,688)
Net (loss) income	(206,608)	256,561	(507,201)	61,384
Allocation to noncontrolling interests	(1,279)	(4,511)	(6,236)	(6,718)
Net (loss) income attributable to common stockholders	$(207,887)	$252,050	$(513,437)	$54,666
Basic (Loss) Earnings Per Share:
Continuing operations	$(0.24)	$0.27	$(0.56)	$0.07
Discontinued operations	0.01	—	0.01	(0.01)
Total basic (loss) earnings per share	$(0.23)	$0.27	$(0.55)	$0.06
Diluted Loss Per Share:
Continuing operations	$(0.24)	$(0.08)	$(0.56)	$(0.26)
Discontinued operations	0.01	—	0.01	(0.01)
Total diluted loss per share	$(0.23)	$(0.08)	$(0.55)	$(0.27)

(1) Presented in accordance with GAAP.

(2) Refer to Pages 18-19 (Discontinued Operations).

Proportionate Financial Schedules

PROPORTIONATE FINANCIAL SCHEDULES

Proportionate Balance Sheet

(In thousands)

	As of September 30, 2012
	Consolidated (1)	Non-Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
Assets:
Investment in real estate:
Land	$4,303,329	$(23,551)	$4,279,778	$688,535	$4,968,313
Buildings and equipment	18,847,928	(156,661)	18,691,267	5,430,265	24,121,532
Less accumulated depreciation	(1,286,753)	25,622	(1,261,131)	(780,485)	(2,041,616)
Construction in progress	383,977	(1,642)	382,335	59,650	441,985
Net property and equipment	22,248,481	(156,232)	22,092,249	5,397,965	27,490,214
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,717,079	—	2,717,079	(2,717,079)	—
Net investment in real estate	24,965,560	(156,232)	24,809,328	2,680,886	27,490,214
Cash and cash equivalents	637,946	(3,639)	634,307	117,253	751,560
Accounts and notes receivable, net	243,503	(3,002)	240,501	45,862	286,363
Deferred expenses, net	176,377	(8,869)	167,508	128,965	296,473
Prepaid expenses and other assets	1,398,494	(5,749)	1,392,745	213,265	1,606,010
Assets held for disposition	—	—	—	—	—
Total assets	$27,421,880	$(177,491)	$27,244,389	$3,186,231	$30,430,620
Liabilities:
Mortgages, notes and loans payable	$16,074,015	$(84,370)	$15,989,645	$2,944,765	$18,934,410
Accounts payable and accrued expenses	1,271,364	(4,255)	1,267,109	241,466	1,508,575
Dividend payable	106,312	—	106,312	—	106,312
Deferred tax liabilities	22,520	—	22,520	—	22,520
Tax indemnification liability	303,750	—	303,750	—	303,750
Junior Subordinated Notes	206,200	—	206,200	—	206,200
Warrant liability	1,399,043	—	1,399,043	—	1,399,043
Total liabilities	19,383,204	(88,625)	19,294,579	3,186,231	22,480,810
Redeemable noncontrolling interests:
Preferred	134,531	—	134,531	—	134,531
Common	132,020	—	132,020	—	132,020
Total redeemable noncontrolling interests	266,551	—	266,551	—	266,551

Equity:
Total stockholders’ equity	7,683,259	—	7,683,259	—	7,683,259
Noncontrolling interests in consolidated real estate affiliates	88,866	(88,866)	—	—	—
Total equity	7,772,125	(88,866)	7,683,259	—	7,683,259
Total liabilities and equity	$27,421,880	$(177,491)	$27,244,389	$3,186,231	$30,430,620

(1)   Presented in accordance with GAAP.

PROPORTIONATE FINANCIAL SCHEDULES

Overview

(In thousands, except per share)

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Company FFO (1)	$230,994	$206,460	$677,585	$594,159
Company FFO per share - diluted	$0.23	$0.21	$0.67	$0.60

Company FFO	$230,994	$206,460	$677,585	$594,159
Company FFO from Discontinued Operations (2)	295	6,183	4,296	25,069
Total Company FFO	$231,289	$212,643	$681,881	$619,228
Total Company FFO per share - diluted	$0.23	$0.22	$0.68	$0.62

Company EBITDA (1)	$489,705	$465,733	$1,449,058	$1,370,114

Mall NOI (3)	$515,222	$495,479	$1,529,898	$1,459,775

Company NOI (1)	$526,857	$508,110	$1,565,610	$1,499,236

Weighted average diluted common shares outstanding (4)	1,013,748	978,166	1,005,673	993,481

(1)	Refer to Pages 5 - 6 (Reconciliation of NOI, EBITDA, and FFO).
(2)

Company FFO from discontinued operations excludes Company FFO from the spin-off of Rouse Properties, Inc. of $1.3 million and $18.3 million for the three months ended September 30, 2012 and 2011, respectively and $17.2 million and $59.4 million for the nine months ended September 30, 2012 and 2011, respectively. Refer to Pages 18-19 for total Company FFO from discontinued operations.

(3)	Refer to Page 9 (NOI Summary).
(4)	Refer to Page 34 (Change in Total Common and Equivalent Shares).

PROPORTIONATE FINANCIAL SCHEDULES

Reconciliation of NOI, EBITDA, and FFO

For the Three Months Ended September 30, 2012 and 2011

(In thousands)

	Three Months Ended September 30, 2012			Three Months Ended September 30, 2011
	Pro Rata Basis	Adjustments	Company	Pro Rata Basis	Adjustments	Company

Property revenues:
Minimum rents (1)	$489,947	$4,913	$494,860	$468,149	$8,118	$476,267
Tenant recoveries	219,845	—	219,845	223,549	—	223,549
Overage rents	15,961	—	15,961	15,055	—	15,055
Other revenue	23,294	—	23,294	22,969	—	22,969
Total property revenues	749,047	4,913	753,960	729,722	8,118	737,840
Property operating expenses:
Real estate taxes	70,468	(1,578)	68,890	66,437	(1,578)	64,859
Property maintenance costs	22,944	—	22,944	25,780	—	25,780
Marketing	9,971	—	9,971	9,576	—	9,576
Other property operating costs	125,114	(1,592)	123,522	128,906	(1,604)	127,302
Provision for doubtful accounts	1,776	—	1,776	2,213	—	2,213
Total property operating expenses	230,273	(3,170)	227,103	232,912	(3,182)	229,730
NOI	$518,774	$8,083	$526,857	$496,810	$11,300	$508,110
Management fees and other corporate revenues	19,378	—	19,378	15,338	(11)	15,327
Property management and other costs (2)	(44,275)	(424)	(44,699)	(49,960)	5,308	(44,652)
NOI after net property management costs	$493,877	$7,659	$501,536	$462,188	$16,597	$478,785
General and administrative (2)	(11,831)	—	(11,831)	(17,067)	4,015	(13,052)
EBITDA	$482,046	$7,659	$489,705	$445,121	$20,612	$465,733
Depreciation on non-income producing assets	(2,869)	—	(2,869)	(2,268)	—	(2,268)
Preferred unit distributions	(2,335)	—	(2,335)	(2,336)	—	(2,336)
Interest income	1,527	—	1,527	2,322	—	2,322
Interest expense:
Default interest	(1,657)	1,657	—	109	(109)	—
Interest expense relating to extinguished debt	—	—	—	(1,374)	1,374	—
Mark-to-market adjustments on debt	2,900	(2,900)	—	1,131	(1,131)	—
Write-off of mark-to-market adjustments on extinguished debt	10,394	(10,394)	—	2,394	(2,394)	—
Debt extinguishment expenses	—	—	—	—	—	—
Interest on existing debt	(255,034)	—	(255,034)	(256,991)	—	(256,991)
Warrant liability adjustment	(123,381)	123,381	—	337,781	(337,781)	—
Provision for income taxes	(2,537)	2,537	—	(3,919)	3,919	—
FFO from discontinued operations (3)	1,275	(1,275)	—	18,335	(18,335)	—
FFO	$110,329	$120,665	$230,994	$540,305	$(333,845)	$206,460

(1)   Adjustments include amounts for straight-line rent of ($22,604) and ($28,737) and above/below market lease amortization of $27,517 and $36,855 for the three months ended September 30, 2012 and 2011, respectively.

(2)   Non-comparable costs in 2011 include bankruptcy-related items such as the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal, professional fees and other restructuring costs.

(3)   Refer to Pages 18-19 (Discontinued Operations).

PROPORTIONATE FINANCIAL SCHEDULES

Reconciliation of NOI, EBITDA, and FFO

For the Nine Months Ended September 30, 2012 and 2011

(In thousands)

	Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2011
	Pro Rata Basis	Adjustments	Company	Pro Rata Basis	Adjustments	Company

Property revenues:
Minimum rents (1)	$1,448,133	$19,457	$1,467,590	$1,410,675	$6,479	$1,417,154
Tenant recoveries	648,577	—	648,577	648,967	—	648,967
Overage rents	43,362	—	43,362	34,535	—	34,535
Other revenue	68,889	—	68,889	58,944	—	58,944
Total property revenues	2,208,961	19,457	2,228,418	2,153,121	6,479	2,159,600
Property operating expenses:
Real estate taxes	208,451	(4,734)	203,717	205,276	(4,734)	200,542
Property maintenance costs	74,728	—	74,728	85,867	—	85,867
Marketing	27,525	—	27,525	24,812	—	24,812
Other property operating costs	357,829	(4,787)	353,042	348,773	(4,841)	343,932
Provision for doubtful accounts	3,796	—	3,796	5,211	—	5,211
Total property operating expenses	672,329	(9,521)	662,808	669,939	(9,575)	660,364
NOI	$1,536,632	$28,978	$1,565,610	$1,483,182	$16,054	$1,499,236
Management fees and other corporate revenues	61,018	—	61,018	47,684	(412)	47,272
Property management and other costs (2)	(136,320)	(1,272)	(137,592)	(152,070)	15,704	(136,366)
NOI after net property management costs	$1,461,330	$27,706	$1,489,036	$1,378,796	$31,346	$1,410,142
General and administrative (2)	(39,978)	—	(39,978)	(24,543)	(15,485)	(40,028)
EBITDA	$1,421,352	$27,706	$1,449,058	$1,354,253	$15,861	$1,370,114
Depreciation on non-income producing assets	(6,573)	—	(6,573)	(4,582)	—	(4,582)
Preferred unit distributions (3)	(10,104)	3,098	(7,006)	(7,007)	—	(7,007)
Interest income	4,891	—	4,891	6,975	—	6,975
Interest expense:
Default interest	(4,760)	4,760	—	(60,958)	60,958	—
Interest expense relating to extinguished debt	—	—	—	(11,045)	11,045	—
Mark-to-market adjustments on debt	13,165	(13,165)	—	11,357	(11,357)	—
Write-off of mark-to-market adjustments on extinguished debt	33,356	(33,356)	—	45,491	(45,491)	—
Debt extinguishment expenses	(190)	190	—	(12)	12	—
Interest on existing debt	(762,785)	—	(762,785)	(771,341)	—	(771,341)
Warrant liability adjustment	(413,081)	413,081	—	319,460	(319,460)	—
Provision for income taxes	(5,823)	5,823	—	(7,991)	7,991	—
FFO from discontinued operations (4)	17,476	(17,476)	—	64,376	(64,376)	—
FFO	$286,924	$390,661	$677,585	$938,976	$(344,817)	$594,159

(1)   Adjustments include amounts for straight-line rent of ($64,224) and ($86,383) and above/below market lease amortization of $83,681 and $92,862 for the nine months ended September 30, 2012 and 2011, respectively.

(2)   Non-comparable costs in 2011 include bankruptcy-related items such as the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal, professional fees and other restructuring costs.

(3)   Adjustment is related to the distribution of Rouse Properties, Inc. shares to preferred unit holders as a result of the spin-off.

(4)   Refer to Pages 18-19 (Discontinued Operations).

PROPORTIONATE FINANCIAL SCHEDULES

Proportionate Results and FFO

For the Three Months Ended September 30, 2012 and 2011

(In thousands)

	Three Months Ended September 30, 2012				Three Months Ended September 30, 2011
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Pro Rata Basis

Property revenues:
Minimum rents	$401,259	$(3,331)	$92,019	$489,947	$383,541	$(3,535)	$88,143	$468,149
Tenant recoveries	184,869	(1,182)	36,158	219,845	189,942	(1,166)	34,773	223,549
Overage rents	12,835	(95)	3,221	15,961	12,823	(179)	2,411	15,055
Other revenue	17,296	(83)	6,081	23,294	16,488	(84)	6,565	22,969
Total property revenues	616,259	(4,691)	137,479	749,047	602,794	(4,964)	131,892	729,722
Property operating expenses:
Real estate taxes	59,258	(523)	11,733	70,468	56,530	(589)	10,496	66,437
Property maintenance costs	18,758	(92)	4,278	22,944	21,419	(60)	4,421	25,780
Marketing	8,085	(73)	1,959	9,971	7,639	(71)	2,008	9,576
Other property operating costs	101,890	(569)	23,793	125,114	107,631	(575)	21,850	128,906
Provision for doubtful accounts	1,370	(57)	463	1,776	1,078	(77)	1,212	2,213
Total property operating expenses	189,361	(1,314)	42,226	230,273	194,297	(1,372)	39,987	232,912
NOI	$426,898	$(3,377)	$95,253	$518,774	$408,497	$(3,592)	$91,905	$496,810
Management fees and other corporate revenues	17,823	—	1,555	19,378	14,188	—	1,150	15,338
Property management and other costs (1)	(38,903)	145	(5,517)	(44,275)	(45,455)	1,012	(5,517)	(49,960)
General and administrative(2)	(10,045)	—	(1,786)	(11,831)	(15,441)	—	(1,626)	(17,067)
EBITDA	$395,773	$(3,232)	$89,505	$482,046	$361,789	$(2,580)	$85,912	$445,121
Depreciation on non-income producing assets	(2,869)	—	—	(2,869)	(2,268)	—	—	(2,268)
Preferred unit distributions	(2,335)	—	—	(2,335)	(2,336)	—	—	(2,336)
Interest income	766	—	761	1,527	680	(2)	1,644	2,322
Interest expense:
Default interest	(1,657)	—	—	(1,657)	(1,157)	—	1,266	109
Interest expense relating to extinguished debt	—	—	—	—	(1,374)	—	—	(1,374)
Mark-to-market adjustments on debt	2,611	(89)	378	2,900	4,367	(6,160)	2,924	1,131
Write-off of mark-to-market adjustments on extinguished debt	10,394	—	—	10,394	2,394	—	—	2,394
Debt extinguishment expenses	—	—	—	—	—	—	—	—
Interest on existing debt	(216,265)	1,144	(39,913)	(255,034)	(221,403)	5,013	(40,601)	(256,991)
Warrant liability adjustment	(123,381)	—	—	(123,381)	337,781	—	—	337,781
Provision for income taxes	(2,449)	17	(105)	(2,537)	(3,954)	136	(101)	(3,919)
FFO from discontinued operations (3)	1,275	—	—	1,275	18,769	—	(434)	18,335
	61,863	(2,160)	50,626	110,329	493,288	(3,593)	50,610	540,305
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	48,466	2,160	(50,626)	—	47,017	3,593	(50,610)	—
FFO	$110,329	$—	$—	$110,329	$540,305	$—	$—	$540,305

(1)   Unconsolidated amounts include our share of management fees paid by these properties. Revenues earned by the Company associated with these fees are included in consolidated management fees and other corporate revenues.

(2)   Unconsolidated amounts represent administrative costs of our Brazilian joint venture.

(3)   Refer to Pages 18-19 (Discontinued Operations).

PROPORTIONATE FINANCIAL SCHEDULES

Proportionate Results and FFO

For the Nine Months Ended September 30, 2012 and 2011

(In thousands)

	Nine Months Ended September 30, 2012				Nine Months Ended September 30, 2011
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Pro Rata Basis

Property revenues:
Minimum rents	$1,175,365	$(9,422)	$282,190	$1,448,133	$1,158,479	$(8,363)	$260,559	$1,410,675
Tenant recoveries	542,784	(3,340)	109,133	648,577	547,157	(2,976)	104,786	648,967
Overage rents	34,230	(211)	9,343	43,362	29,291	(266)	5,510	34,535
Other revenue	49,802	(246)	19,333	68,889	47,355	(302)	11,891	58,944
Total property revenues	1,802,181	(13,219)	419,999	2,208,961	1,782,282	(11,907)	382,746	2,153,121
Property operating expenses:
Real estate taxes	174,797	(1,619)	35,273	208,451	173,898	(1,268)	32,646	205,276
Property maintenance costs	62,102	(685)	13,311	74,728	71,128	823	13,916	85,867
Marketing	22,497	(211)	5,239	27,525	19,937	(182)	5,057	24,812
Other property operating costs	286,170	(1,673)	73,332	357,829	290,629	(1,670)	59,814	348,773
Provision for doubtful accounts	3,097	(29)	728	3,796	2,295	(26)	2,942	5,211
Total property operating expenses	548,663	(4,217)	127,883	672,329	557,887	(2,323)	114,375	669,939
NOI	$1,253,518	$(9,002)	$292,116	$1,536,632	$1,224,395	$(9,584)	$268,371	$1,483,182
Management fees and other corporate revenues	55,646	—	5,372	61,018	43,775	—	3,909	47,684
Property management and other costs (1)	(119,350)	564	(17,534)	(136,320)	(137,517)	1,843	(16,396)	(152,070)
General and administrative (2)	(31,675)	15	(8,318)	(39,978)	(18,065)	—	(6,478)	(24,543)
EBITDA	$1,158,139	$(8,423)	$271,636	$1,421,352	$1,112,588	$(7,741)	$249,406	$1,354,253
Depreciation on non-income producing assets	(6,573)	—	—	(6,573)	(4,582)	—	—	(4,582)
Preferred unit distributions	(10,104)	—	—	(10,104)	(7,007)	—	—	(7,007)
Interest income	2,307	(1)	2,585	4,891	1,912	(65)	5,128	6,975
Interest expense:
Default interest	(4,451)	—	(309)	(4,760)	(59,923)	—	(1,035)	(60,958)
Interest expense relating to extinguished debt	—	—	—	—	(11,045)	—	—	(11,045)
Mark-to-market adjustments on debt	11,622	(274)	1,817	13,165	14,829	(6,187)	2,715	11,357
Write-off of mark-to-market adjustments on extinguished debt	33,356	—	—	33,356	45,491	—	—	45,491
Debt extinguishment expenses	(186)	—	(4)	(190)	(1)	—	(11)	(12)
Interest on existing debt	(645,594)	863	(118,054)	(762,785)	(656,677)	4,240	(118,904)	(771,341)
Warrant liability adjustment	(413,081)	—	—	(413,081)	319,460	—	—	319,460
Provision for income taxes	(5,553)	49	(319)	(5,823)	(7,882)	171	(280)	(7,991)
FFO from discontinued operations (3)	17,476	—	—	17,476	64,808	—	(432)	64,376
	137,358	(7,786)	157,352	286,924	811,971	(9,582)	136,587	938,976
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	149,566	7,786	(157,352)	—	127,005	9,582	(136,587)	—
FFO	$286,924	$—	$—	$286,924	$938,976	$—	$—	$938,976

(1)   Unconsolidated amounts include our share of management fees paid by these properties. Revenues earned by the Company associated with these fees are included in consolidated management fees and other corporate revenues.

(2)   Unconsolidated amounts represent administrative costs of our Brazilian joint venture.

(3)   Refer to Pages 18-19 (Discontinued Operations).

PROPORTIONATE FINANCIAL SCHEDULES

NOI Summary

For the Three and Nine Months Ended September 30, 2012 and 2011

(In thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2012	September 30, 2011	Percentage Change	September 30, 2012	September 30, 2011	Percentage Change

Same Store NOI - U.S. Regional Malls (1)	$500,580	$485,402	3.1%	$1,490,817	$1,434,894	3.9%
International	10,413	10,077	3.3%	30,770	24,881	23.7%
Same Store and International NOI	510,993	495,479	3.1%	1,521,587	1,459,775	4.2%
Acquisitions - U.S. Regional Malls	4,229	—	n/a	8,311	—	n/a
Mall NOI	515,222	495,479	4.0%	1,529,898	1,459,775	4.8%
Office, Strip Centers and Other Retail (2)	11,635	12,631	-7.9%	35,712	39,461	-9.5%
Company NOI	$526,857	$508,110	3.7%	$1,565,610	$1,499,236	4.4%

(1)         Total termination fees were $2.7 million ($2.7 million for U.S. Regional Malls) and $2.5 million ($2.5 million for U.S. Regional Malls) for the three months ended September 30, 2012 and 2011, respectively. Total termination fees were $11.1 million ($10.9 million for U.S. Regional Malls) and $10.6 million ($9.3 million for U.S. Regional Malls) for the nine months ended September 30, 2012 and 2011 respectively.

(2)         Other Retail consists of three assets that have been transferred to the special servicer and one asset that is currently being de-leased in preparation for planned redevelopment.  See Property Schedule on page 25-32 for individual property details.

DEBT

DEBT

SUMMARY, AT SHARE

As of September 30, 2012

(In thousands)

		Proportionate	Average Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2012	2013	2014	2015	2016	Subsequent	Total
Fixed Rate
Property Level Consolidated	5.00%	$13,023,715	6.5	$—	$286,575	$1,453,903	$692,899	$1,339,213	$7,833,199	$11,605,789
Property Level Unconsolidated	4.91%	2,543,276	6.9	—	146,426	138,168	213,735	—	1,835,541	2,333,870
Corporate Consolidated (1)	6.62%	1,321,374	1.8	—	691,840	—	609,261	—	—	1,301,101
Total Fixed Rate	5.11%	$16,888,365	6.2	$—	$1,124,841	$1,592,071	$1,515,895	$1,339,213	$9,668,740	$15,240,760

Variable Rate
Property Level Consolidated	3.36%	$1,672,842	4.0	$—	$—	$45,057	$—	$910,056	$538,366	$1,493,479
Property Level Unconsolidated	2.73%	160,000	5.0	—	—	—	—	—	150,544	150,544
Junior Subordinated Notes Due 2041	1.90%	206,200	28.6	—	—	—	—	—	206,200	206,200
Total Variable Rate	3.16%	$2,039,042	6.6	$—	$—	$45,057	$—	$910,056	$895,110	$1,850,223

Total	4.90%	$18,927,407	6.2	$—	$1,124,841	$1,637,128	$1,515,895	$2,249,269	$10,563,850	$17,090,983

	Total Amortization			$63,999	$284,874	$254,117	$253,678	$262,565	$717,191	$1,836,424

	Total Maturities and Amortization (2), (3)									$18,927,407

(1)   Comprised primarily of The Rouse Company, LLC of $1.30 billion.

(2)   Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	18,927,407
Special improvement districts	88
Market rate adjustments, net	(29,713)
Junior Subordinated Notes Due 2041	(206,200)
Shopping Leblon / Aliansce (Brazil)	242,828
Total	$18,934,410

(3)   Reflects maturities and amortization for periods subsequent to September 30, 2012.

DEBT

Debt Maturities

DEBT

DETAIL, AT SHARE(1),(2)

As of September 30, 2012

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	of 9/30/2012 (3)	2012	2013	2014	2015	2016	Subsequent
Fixed Rate

Consolidated Property Level
Meadows Mall	100%	$95,610	2013	$93,631	5.45%	No	$583	$1,396	$—	$—	$—	$—
Pembroke Lakes Mall	100%	120,089	2013	118,449	4.94%	No	807	833	—	—	—	—
Senate Plaza	100%	11,157	2013	10,956	5.71%	No	66	135	—	—	—	—
West Oaks (7)	100%	65,659	2013	63,539	5.25%	No	1,164	956	—	—	—	—
Austin Bluffs Plaza (9)	100%	2,050	2014	1,893	4.40%	No	31	126	—	—	—	—
Bayside Marketplace (Bond)	100%	2,445	2014	1,255	5.75%	No	—	1,190	—	—	—	—
Crossroads Center (MN)	100%	78,203	2014	74,943	4.73%	No	693	2,567	—	—	—	—
Cumberland Mall	100%	100,822	2014	99,219	7.50%	No	309	1,294	—	—	—	—
Eden Prairie Mall	100%	73,867	2014	69,893	4.67%	No	479	1,963	1,532	—	—	—
Fashion Place	100%	132,279	2014	128,395	5.30%	No	718	2,498	668	—	—	—
Jordan Creek Town Center	100%	172,184	2014	164,537	4.57%	Yes - Partial	1,081	5,628	938	—	—	—
Mall St. Matthews	100%	134,506	2014	129,452	4.81%	No	810	4,244	—	—	—	—
Newgate Mall	100%	37,903	2014	36,028	4.84%	No	249	1,288	338	—	—	—
North Point Mall	100%	203,328	2014	195,971	5.48%	No	1,011	5,444	902	—	—	—
Oakwood Center	100%	46,327	2014	45,057	4.38%	Yes - Full	158	653	459	—	—	—
Orem Plaza Center Street (9)	100%	2,204	2014	2,035	4.40%	No	33	136	—	—	—	—
Orem Plaza State Street (9)	100%	1,364	2014	1,259	4.40%	No	21	84	—	—	—	—
Pecanland Mall	100%	51,255	2014	48,586	4.28%	No	523	2,146	—	—	—	—
Prince Kuhio Plaza	100%	34,393	2014	32,793	3.45%	Yes - Partial	371	1,229	—	—	—	—
River Pointe Plaza (9)	100%	3,414	2014	3,152	4.40%	No	51	211	—	—	—	—
Town East Mall	100%	95,841	2014	91,387	3.46%	No	732	3,722	—	—	—	—
Tucson Mall	100%	111,358	2014	106,556	4.26%	No	783	4,019	—	—	—	—
Visalia Mall	100%	36,360	2014	34,264	3.78%	No	410	1,686	—	—	—	—
Woodbridge Center	100%	192,091	2014	181,464	4.24%	No	1,261	6,535	2,831	—	—	—
Woodlands Village (9)	100%	6,243	2014	5,764	4.40%	No	94	385	—	—	—	—
Boise Towne Plaza	100%	10,067	2015	9,082	4.70%	No	68	354	371	192	—	—
Burlington Town Center	100%	24,960	2015	23,360	5.03%	No	103	575	605	317	—	—
Hulen Mall	100%	105,390	2015	96,621	5.03%	No	618	3,246	3,415	1,490	—	—
Lynnhaven Mall	100%	221,678	2015	203,367	5.05%	No	1,241	6,562	6,906	3,602	—	—
Paramus Park	100%	97,275	2015	90,242	4.86%	No	727	2,267	2,381	1,658	—	—
Peachtree Mall	100%	83,796	2015	77,085	5.08%	No	470	2,484	2,615	1,142	—	—
Regency Square Mall (7)	100%	85,231	2015	75,797	3.59%	No	671	3,408	3,534	1,821	—	—
The Shops at La Cantera	75%	122,495	2015	117,345	5.95%	No	433	1,803	1,913	1,001	—	—
Brass Mill Center	100%	110,017	2016	93,347	4.55%	No	1,086	4,454	4,664	4,884	1,582	—
Coronado Center	100%	157,872	2016	135,704	5.08%	No	886	4,683	4,930	5,189	6,480	—
Eastridge (WY) (9)	100%	33,633	2016	28,284	5.08%	No	222	1,127	1,206	1,270	1,524	—
Glenbrook Square	100%	165,530	2016	141,325	4.91%	No	947	4,989	5,243	5,510	7,516	—
Harborplace	100%	48,279	2016	44,547	5.79%	No	171	992	1,052	1,115	402	—
Lakeside Mall	100%	166,638	2016	144,451	4.28%	No	1,089	5,644	5,894	6,155	3,405	—
Lincolnshire Commons	100%	27,100	2016	24,629	5.98%	No	93	538	572	607	661	—
Pine Ridge Mall (9)	100%	22,676	2016	19,070	5.08%	No	149	760	813	856	1,028	—
Red Cliffs Mall (9)	100%	21,552	2016	18,125	5.08%	No	141	722	773	814	977	—
Ridgedale Center	100%	166,120	2016	149,112	4.86%	No	974	3,997	4,199	4,410	3,428	—
The Maine Mall	100%	201,744	2016	172,630	4.84%	No	1,174	6,176	6,486	6,811	8,467	—
Valley Plaza Mall	100%	86,928	2016	75,790	3.90%	No	659	3,356	3,491	3,632	—	—

DEBT

DETAIL, AT SHARE(1),(2)

As of September 30, 2012

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	of 9/30/2012 (3)	2012	2013	2014	2015	2016	Subsequent
White Marsh Mall	100%	180,571	2016	163,196	5.62%	No	1,014	3,951	4,179	4,557	3,674	—
Willowbrook Mall	100%	147,772	2016	129,003	6.82%	No	581	4,567	4,894	5,243	3,484	—
Apache Mall	100%	99,876	2017	91,402	4.32%	No	398	1,627	1,700	1,776	1,843	1,130
Augusta Mall	100%	168,598	2017	145,438	5.49%	No	641	3,627	3,834	4,053	5,851	5,154
Beachwood Place	100%	226,767	2017	190,177	5.60%	No	1,100	5,944	6,290	6,656	9,274	7,326
Columbia Mall (9)	100%	87,148	2017	77,540	6.05%	No	296	1,713	1,821	1,935	2,843	1,000
Eastridge (CA)	100%	164,138	2017	143,626	5.79%	Yes - Partial	412	3,364	3,566	3,781	5,509	3,880
Four Seasons Town Centre	100%	90,561	2017	72,532	5.60%	No	805	3,324	3,517	3,722	4,940	1,721
Mall of Louisiana	100%	222,770	2017	191,409	5.81%	No	899	5,023	5,326	5,647	8,074	6,392
Market Place Shopping Center (9)	100%	102,641	2017	91,325	6.05%	No	349	2,017	2,144	2,279	3,348	1,179
Oglethorpe Mall	100%	132,004	2017	115,990	4.89%	No	758	3,105	3,262	3,428	3,585	1,876
Provo Towne Center	75%	31,384	2017	28,886	4.53%	No	122	497	520	544	566	249
Stonestown Galleria	100%	209,180	2017	183,227	5.79%	No	733	4,213	4,467	4,736	6,925	4,879
Tysons Galleria	100%	246,103	2017	214,755	5.72%	No	895	5,107	5,411	5,734	8,334	5,867
Fallbrook Center (9)	100%	82,355	2018	71,473	6.14%	No	275	1,596	1,698	1,807	2,661	2,845
River Hills Mall (9)	100%	77,511	2018	67,269	6.14%	No	259	1,502	1,598	1,700	2,504	2,679
Sooner Mall (9)	100%	58,133	2018	50,452	6.14%	No	194	1,127	1,199	1,275	1,878	2,008
The Gallery at Harborplace - Other	100%	11,104	2018	190	6.05%	No	407	1,691	1,796	1,907	2,026	3,087
Governor’s Square	100%	72,336	2019	66,488	6.69%	No	190	793	848	906	969	2,142
Oak View Mall	100%	81,017	2019	74,467	6.69%	No	214	888	949	1,015	1,085	2,399
Park City Center	100%	193,800	2019	172,224	5.34%	No	685	2,800	2,955	3,119	3,264	8,753
Southlake Mall (7)	100%	97,080	2019	77,877	6.44%	No	306	1,792	1,913	2,042	3,035	10,115
The Grand Canal Shoppes / The Shoppes at the Palazzo	100%	625,000	2019	625,000	4.24%	No	—	—	—	—	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	—	—	—	1,019	6,258	25,795
Deerbrook Mall	100%	151,097	2021	127,934	5.25%	No	548	2,246	2,368	2,497	2,612	12,892
Fashion Show - Other	100%	5,312	2021	1,577	6.06%	Yes - Full	78	322	342	364	386	2,243
Fox River Mall	100%	184,039	2021	156,373	5.46%	No	633	2,597	2,745	2,901	3,038	15,752
Northridge Fashion Center	100%	246,117	2021	207,503	5.10%	No	920	3,766	3,965	4,175	4,362	21,426
Oxmoor Center	100%	93,467	2021	79,217	5.37%	No	329	1,342	1,417	1,497	1,566	8,099
Park Place	100%	196,424	2021	165,815	5.18%	No	719	2,941	3,099	3,266	3,414	17,170
Providence Place	100%	374,833	2021	320,526	5.65%	No	1,250	5,125	5,426	5,745	6,025	30,736
Rivertown Crossings	100%	166,220	2021	141,356	5.52%	No	568	2,329	2,462	2,604	2,728	14,173
Westlake Center - Land	100%	2,437	2021	2,437	12.63%	No	—	—	—	—	—	—
Ala Moana Center	100%	1,400,000	2022	1,400,000	4.23%	No	—	—	—	—	—	—
Bellis Fair	100%	92,929	2022	77,060	5.23%	No	334	1,371	1,446	1,524	1,594	9,600
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	—	—	—	350	1,448	9,963
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	—	—	—	5,531
North Star Mall	100%	339,541	2022	270,113	3.93%	No	1,459	5,947	6,189	6,440	6,666	42,727
Rogue Valley Mall	100%	55,000	2022	48,245	4.50%	No	—	—	—	138	852	5,765
Spokane Valley Mall	75%	47,080	2022	38,484	4.65%	No	178	728	763	800	833	5,294
The Gallery at Harborplace	100%	81,657	2022	68,096	5.24%	No	277	1,132	1,193	1,258	1,315	8,386
The Oaks Mall	100%	139,000	2022	112,842	4.55%	No	346	2,150	2,251	2,357	2,451	16,603
The Shoppes at Buckland Hills	100%	129,161	2022	107,820	5.19%	No	446	1,827	1,926	2,030	2,121	12,991
The Streets at Southpoint	94%	245,440	2022	207,909	4.36%	No	—	—	2,346	4,163	4,348	26,674
Westroads Mall	100%	157,000	2022	127,455	4.55%	No	391	2,428	2,543	2,663	2,769	18,751
Boise Towne Square	100%	138,038	2023	106,372	4.79%	No	550	2,268	2,379	2,495	2,618	21,356

DEBT

DETAIL, AT SHARE(1),(2)

As of September 30, 2012

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	of 9/30/2012 (3)	2012	2013	2014	2015	2016	Subsequent
Staten Island Mall	100%	268,379	2023	206,942	4.77%	No	1,080	4,448	4,665	4,892	5,131	41,221
The Woodlands	100%	265,025	2023	207,057	5.04%	No	1,032	4,265	4,485	4,716	4,959	38,511
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	—	—	—	822	3,402	33,353
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	—	—	—	814	3,371	33,128
Providence Place - Other	100%	42,332	2028	2,381	7.75%	No	697	1,480	1,597	1,724	1,861	32,592
Provo Towne Center Land	75%	2,250	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,213
Consolidated Property Level		$13,023,715		$11,605,789	5.00%		$47,728	$217,485	$186,225	$181,592	$197,270	$587,626

Unconsolidated Property Level
Altamonte Mall	50%	$75,000	2013	$75,000	5.05%	No	$—	$—	$—	$—	$—	$—
Bridgewater Commons	35%	43,444	2013	43,143	5.27%	No	301	—	—	—	—	—
Plaza Frontenac	55%	28,710	2013	28,283	7.00%	No	88	339	—	—	—	—
Carolina Place	50%	71,304	2014	68,168	4.60%	No	615	2,521	—	—	—	—
Pinnacle Hills Promenade	50%	70,000	2014	70,000	5.57%	No	—	—	—	—	—	—
Alderwood	50%	126,314	2015	120,409	6.65%	No	478	1,991	2,128	1,308	—	—
Quail Springs Mall	50%	35,339	2015	33,432	6.74%	No	164	684	732	327	—	—
Towson Town Center	35%	61,854	2015	59,894	3.88%	No	151	633	687	489	—	—
Center Pointe Plaza	50%	6,317	2017	5,570	6.31%	No	38	161	171	183	194	—
Riverchase Galleria (8)	50%	152,500	2017	152,500	5.65%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	163,105	2017	139,096	4.86%	No	940	4,954	5,203	5,465	7,447	—
First Colony Mall	50%	92,500	2019	84,473	4.50%	No	—	—	121	1,498	1,567	4,841
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	—	—	583	3,593	11,125
Oakbrook Center	48%	202,850	2020	202,850	3.66%	No	—	—	—	—	—	—
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	—	—	401	1,622	6,775
Kenwood Towne Centre	70%	160,680	2020	137,191	5.37%	No	581	2,383	2,517	2,659	2,784	12,565
Water Tower Place	52%	100,231	2020	83,850	4.85%	No	421	1,739	1,825	1,916	2,011	8,469
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	—	—	90	1,108	1,156	6,335
Village of Merrick Park	40%	72,740	2021	62,398	5.73%	No	241	984	1,043	1,105	1,160	5,809
Whaler’s Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	105,423	2021	88,965	5.13%	No	393	1,603	1,688	1,778	1,858	9,138
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—
Galleria at Tyler	50%	98,787	2023	76,716	5.05%	No	374	1,544	1,624	1,708	1,796	15,025
Lake Mead and Buffalo	50%	2,431	2023	27	7.20%	No	36	157	168	181	194	1,668
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	—	13,266
The Trails Village Center	50%	6,752	2023	78	8.21%	No	98	412	447	485	527	4,705
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	—	—	—	19,114
Unconsolidated Property Level		$2,543,276		$2,333,870	4.91%		$4,919	$20,105	$18,444	$21,194	$25,909	$118,835

Total Fixed - Property Level		$15,566,991		$13,939,659	4.95%		$52,647	$237,590	$204,669	$202,786	$223,179	$706,461

Consolidated Corporate
Rouse Bonds - 1995 Indenture	100%	$91,786	2013	$91,786	5.38%	No (4)	$—	$—	$—	$—	$—	$—
Rouse Bonds - 2006 Indenture	100%	600,054	2013	600,054	6.75%	No (4)	—	—	—	—	—	—
Arizona Two (HHC)	100%	20,846	2015	573	4.41%	Yes - Full	1,500	6,167	6,445	6,161	—	—
Rouse Bonds - 2010 Indenture	100%	608,688	2015	608,688	6.75%	No (4)	—	—	—	—	—	—
Consolidated Corporate		$1,321,374		$1,301,101	6.62%		$1,500	$6,167	$6,445	$6,161	$—	$—

Total Fixed Rate Debt		$16,888,365		$15,240,760	5.11%		$54,147	$243,757	$211,114	$208,947	$223,179	$706,461

DEBT

DETAIL, AT SHARE(1),(2)

As of September 30, 2012

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	of 9/30/2012 (3)	2012	2013	2014	2015	2016	Subsequent
Variable Rate

Consolidated Property Level
Oakwood Center	100%	$46,327	2014	$45,057	Libor + 225 bps	Yes - Full	$159	$653	$458	$—	$—	$—
Columbiana Centre (9)	100%	98,273	2016	88,301	Libor + 325 bps	Yes - Partial	584	2,452	2,579	2,712	1,645	—
Grand Teton Mall (9)	100%	48,032	2016	43,158	Libor + 325 bps	Yes - Partial	284	1,199	1,261	1,326	804	—
Mall Of The Bluffs (9)	100%	24,529	2016	22,040	Libor + 325 bps	Yes - Partial	145	612	644	677	411	—
Mayfair (9)	100%	281,249	2016	252,709	Libor + 325 bps	Yes - Partial	1,669	7,019	7,381	7,763	4,708	—
Mondawmin Mall (9)	100%	68,693	2016	61,722	Libor + 325 bps	Yes - Partial	408	1,714	1,803	1,896	1,150	—
North Town Mall (9)	100%	84,796	2016	76,191	Libor + 325 bps	Yes - Partial	504	2,116	2,225	2,340	1,420	—
Oakwood (9)	100%	77,247	2016	69,409	Libor + 325 bps	Yes - Partial	458	1,928	2,027	2,132	1,293	—
Pioneer Place (9)	100%	149,391	2016	134,231	Libor + 325 bps	Yes - Partial	887	3,728	3,921	4,123	2,501	—
Salem Center (9)	100%	35,424	2016	31,829	Libor + 325 bps	Yes - Partial	210	884	930	978	593	—
Southwest Plaza (9)	100%	100,711	2016	90,491	Libor + 325 bps	Yes - Partial	599	2,513	2,643	2,780	1,685	—
The Shops at Fallen Timbers (9)	100%	44,490	2016	39,975	Libor + 325 bps	Yes - Partial	264	1,110	1,168	1,228	745	—
Fashion Show	100%	613,680	2017	538,366	Libor + 300 bps	Yes - Full	3,681	15,189	15,963	16,776	17,631	6,074
Consolidated Property Level		$1,672,842		$1,493,479	3.36%		$9,852	$41,117	$43,003	$44,731	$34,586	$6,074

Unconsolidated Property Level
Glendale Galleria	50%	$160,000	2017	$150,544	Libor + 250 bps	No	$—	$—	$—	$—	$4,800	$4,656
Unconsolidated Property Level		$160,000		$150,544	2.73%		$—	$—	$—	$—	$4,800	$4,656

Consolidated Corporate
Junior Subordinated Notes Due 2041	100%	$206,200	2041	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.90%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$2,039,042		$1,850,223	3.16%		$9,852	$41,117	$43,003	$44,731	$39,386	$10,730

Total (5),(6)		$18,927,407		$17,090,983	4.90%		$63,999	$284,874	$254,117	$253,678	$262,565	$717,191

(1)	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.
(2)	Assumes that all maturity extensions are exercised.
(3)	Total recourse to GGP or its subsidiaries of approximately $1.56 billion.
(4)	Total recourse to The Rouse Company, LLC of $1.30 billion.
(5)	Excludes the $1 billion corporate revolver. As of September 30, 2012 the corporate revolver was undrawn.
(6)	Reflects amortization for the period subsequent to September 30, 2012.
(7)	These assets have been transferred to the special servicer and have a total debt of $248 million.
(8)	$45 million B-note is subordinate to return of GGP’s additional contributed equity.
(9)	Loan is cross-collateralized with other properties.

Asset Transactions

ASSET TRANSACTIONS

Summary of Acquisitions and Dispositions

For the Nine Months Ended September 30, 2012

(In thousands, except GLA)

	Property	Property	GGP	Total	Gross Purchase	Debt	Net Purchase
Closing Date	Name	Location	Ownership %	GLA	Price at Share	at Share	Price

Acquisitions
January 2012	Mall of the Bluffs (Anchor Box)	Council Bluffs, IA	100.0%	50,420	$800	$—	$800
February 2012	Riverchase Galleria (Anchor Box)	Birmingham, AL	100.0%	132,894	12,000	—	12,000
March 2012	Oakbrook Center (Anchor Box)	Chicago, IL	47.7%	91,634	3,914	—	3,914
March 2012	Perimeter Mall (Lease Buy-out)	Atlanta, GA	50.0%	222,056	6,500	—	6,500
April 2012	Westroads Mall (49% share)	Omaha, NE	100.0%	1,069,223	104,321	43,733	60,588
April 2012	The Oaks Mall (49% share)	Gainesville, FL	100.0%	897,824	86,779	49,980	36,799
April 2012	Sears acquisition / lease buy-out	Various	100.0%	1,019,008	270,000	—	270,000
May 2012	Coronado Center (Anchor Box)	Albuquerque, NM	100.0%	159,378	2,700	—	2,700
May 2012	Mall of the Bluffs (Anchor Box)	Council Bluffs, IA	100.0%	91,034	800	—	800
August 2012	Fashion Show (Anchor Box)	Las Vegas, NV	100.0%	197,961	10,000	—	10,000

	Total			3,931,432	$497,814	$93,713	$404,101

	Property	Property	GGP	Total	Gross Proceeds	Debt
Closing Date	Name	Location	Ownership %	GLA	Price at Share	at Share	Net Proceeds

Dispositions
January 2012	Marley Station (Box)	Baltimore, MD	100.0%	264,621	$1,597	$—	$1,597
February 2012	Grand Traverse Mall	Traverse City, MI	100.0%	589,488	62,000	62,000	—
March 2012	Village of Cross Keys	Baltimore, MD	100.0%	296,652	25,000	—	25,000
June 2012	Boise Plaza	Boise, ID	73.3%	114,404	3,392	—	3,392
July 2012	Foothills Mall	Fort Collins, CO	100.0%	745,301	39,688	38,938	(258)
August 2012	70 Columbia Corporate Center	Columbia, MD	100.0%	169,590	19,166	16,000	3,166
August 2012	Fort Union Plaza	Midvale, UT	100.0%	31,528	7,515	1,628	4,702
August 2012	Baskin Robbins	Idaho Falls, ID	100.0%	1,814	460	—	404
August 2012	SouthShore Mall	Aberdeen, WA	100.0%	291,666	1,000	—	853
September 2012	Fremont Plaza	Las Vegas, NV	100.0%	115,895	1,775	—	1,731
September 2012	University Crossing	Orem, UT	100.0%	209,329	30,200	4,763	21,629
September 2012	Summerlin Office Portfolio	Summerlin, NV	100.0%	1,110,476	119,500	28,519	81,018

	Total			3,940,764	$311,293	$151,848	$143,234

	Property	Property	GGP	Total	Gross Proceeds	Debt
Closing Date	Name	Location	Ownership %	GLA	Price at Share	at Share	Net Proceeds

Spin-off
January 2012	Rouse Properties, Inc. (30 properties)	Various	100.0%	9,084,925	$—	$1,075,000	$—

ASSET TRANSACTIONS

Properties Included in Discontinued Operations

Consolidated Properties	Method of Disposition	Date of Disposition
2012 Dispositions
Summerlin Office Portfolio	Sold	September 2012
Fremont Plaza	Sold	September 2012
University Crossing	Sold	September 2012
Baskin Robbins	Sold	August 2012
Fort Union	Sold	August 2012
Southshore Mall	Sold	August 2012
70 Columbia Corporate Center	Sold	August 2012
Foothills Mall	Sold	July 2012
Boise Plaza	Sold	June 2012
The Village of Cross Keys	Sold	March 2012
Grand Traverse Mall	Sold	February 2012
Rouse Properties, Inc.	Spin-off	January 2012
2011 Dispositions
The Pines	Sold	December 2011
River Falls	Sold	December 2011
Faneuil Hall Marketplace	Sold	October 2011
Northgate Mall	Sold	September 2011
Riverside Plaza	Sold	August 2011
Westlake Office and Garage	Sold	August 2011
Bailey Hills Village	Sold	July 2011
Chico Mall	Sold	July 2011
Twin Falls Crossing	Sold	June 2011
Chapel Hills Mall	Sold	June 2011
Gateway Crossing	Sold	May 2011
Arizona Center	Sold	March 2011
Canyon Point	Sold	March 2011
Anaheim Crossing	Sold	February 2011
Yellowstone Square	Sold	February 2011
Riverlands	Sold	January 2011
Vista Commons	Sold	January 2011
Piedmont Mall	Transferred to lender	September 2011
Country Hills Plaza	Transferred to lender	July 2011
Bay City Mall	Transferred to lender	February 2011
Lakeview Square	Transferred to lender	February 2011
Moreno Valley Mall	Transferred to lender	February 2011

Unconsolidated Properties
2011 Dispositions
Arrowhead Towne Center	Sold	June 2011
Superstition Springs Center	Sold	June 2011
Silver City Galleria	Transferred to lender	December 2011

ASSET TRANSACTIONS

FFO from Discontinued Operations

For the Three Months Ended September 30, 2012 and 2011

(In thousands)

	Three Months Ended September 30, 2012			Three Months Ended September 30, 2011
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis
Discontinued Operations
Retail and other revenues	$4,858	$—	$4,858	$82,258	$1,676	$83,934
Retail and other operating expenses	3,933	—	3,933	69,023	771	69,794
Operating income	$925	$—	$925	$13,235	$905	$14,140
Interest expense, net	(561)	—	(561)	(19,628)	(1,343)	(20,971)
Net loss from operations	364	—	364	(6,393)	(438)	(6,831)
Provision for income taxes	—	—	—	(158)	—	(158)
Noncontrolling interest	—	—	—	(93)	—	(93)
Gain (loss) on disposition of properties	13,212	—	13,212	2,368	(1)	2,367
Net income (loss) from discontinued operations	$13,576	$—	$13,576	$(4,276)	$(439)	$(4,715)

Reconciliation of Net income (loss) from discontinued operations to FFO from discontinued operations
Net income (loss) from discontinued operations	$13,576	$—	$13,576	$(4,276)	$(439)	$(4,715)
(Gain) loss on disposition of properties	(13,212)	—	(13,212)	(2,368)	1	(2,367)
Provisions for impairment excluded from FFO	—	—	—	—	—	—
Depreciation and amortization of discontinued operations	909	—	909	25,679	(8)	25,671
Noncontrolling interests in depreciation of discontinued operations and other	2	—	2	(266)	12	(254)
FFO from discontinued operations	$1,275	$—	$1,275	$18,769	$(434)	$18,335
Adjustments (1)	294	—	294	6,090	58	6,148
Company FFO from discontinued operations	$1,569	$—	$1,569	$24,859	$(376)	$24,483

(1) Includes adjustments similar to those included on pages 5 - 6 (Reconciliation of NOI, EBITDA, and FFO).

ASSET TRANSACTIONS

FFO from Discontinued Operations

For the Nine Months Ended September 30, 2012 and 2011

(In thousands)

	Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2011
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis
Discontinued Operations
Retail and other revenues	$38,620	$—	$38,620	$260,156	$14,142	$274,298
Retail and other operating expenses	23,440	—	23,440	206,264	9,076	215,340
Provisions for impairment and other gains/losses	10,393	—	10,393	51	—	51
Total expenses	33,833	—	33,833	206,315	9,076	215,391
Operating income	$4,787	$—	$4,787	$53,841	$5,066	$58,907
Interest expense, net	(6,819)	—	(6,819)	(68,705)	(7,897)	(76,602)
Net loss from operations	(2,032)	—	(2,032)	(14,864)	(2,831)	(17,695)
Provision for income taxes	(23)	—	(23)	(500)	—	(500)
Noncontrolling interest	—	—	—	(146)	(261)	(407)
Gain on disposition of properties	13,037	1	13,038	1,822	3,170	4,992
Net income (loss) from discontinued operations	$10,982	$1	$10,983	$(13,688)	$78	$(13,610)

Reconciliation of Net income (loss) from discontinued operations to FFO from discontinued operations
Net income (loss) from discontinued operations	$10,982	$1	$10,983	$(13,688)	$78	$(13,610)
Gain on disposition of properties	(13,037)	(1)	(13,038)	(1,822)	(3,170)	(4,992)
Provisions for impairment excluded from FFO	10,393	—	10,393	51	—	51
Depreciation and amortization of discontinued operations	9,201	—	9,201	81,395	2,916	84,311
Noncontrolling interests in depreciation of discontinued operations and other	(63)	—	(63)	(1,128)	(256)	(1,384)
FFO from discontinued operations	$17,476	$—	$17,476	$64,808	$(432)	$64,376
Adjustments (1)	4,020	—	4,020	18,997	1,096	20,093
Company FFO from discontinued operations	$21,496	$—	$21,496	$83,805	$664	$84,469

(1) Includes adjustments similar to those included on pages 5 - 6 (Reconciliation of NOI, EBITDA, and FFO).

Reconciliations

RECONCILIATIONS

Reconciliation of Non-GAAP to GAAP Financial Measures
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Reconciliation of NOI to GAAP Operating Income
NOI:
Pro Rata basis	$518,774	$496,810	$1,536,632	$1,483,182
Unconsolidated Properties	(95,253)	(91,905)	(292,116)	(268,371)
Consolidated Properties	423,521	404,905	1,244,516	1,214,811
Management fees and other corporate revenues	17,823	14,188	55,646	43,775
Property management and other costs	(38,903)	(45,455)	(119,350)	(137,517)
General and administrative	(10,045)	(15,441)	(31,675)	(18,065)
Provisions for impairment	(98,288)	—	(98,288)	—
Depreciation and amortization	(208,833)	(226,360)	(612,188)	(675,536)
Noncontrolling interest in operating income of Consolidated Properties and other	2,468	3,592	9,002	9,584
Operating income	$87,743	$135,429	$447,663	$437,052

Reconciliation of EBITDA to GAAP Net (Loss) Income Attributable to Common Stockholders
EBITDA:
Pro Rata basis	$482,046	$445,121	$1,421,352	$1,354,253
Unconsolidated Properties	(89,505)	(85,912)	(271,636)	(249,406)
Consolidated Properties	392,541	359,209	1,149,716	1,104,847
Depreciation and amortization	(208,833)	(226,360)	(612,188)	(675,536)
Noncontrolling interest in NOI of Consolidated Properties	2,468	3,592	9,002	9,584
Interest income	766	680	2,307	1,912
Interest expense	(204,917)	(217,173)	(605,253)	(667,326)
Warrant liability adjustment	(123,381)	337,781	(413,081)	319,460
Provision for income taxes	(2,449)	(3,954)	(5,553)	(7,882)
Provision for impairment excluded from FFO	(98,288)	—	(98,288)	—
Equity in income (loss) of Unconsolidated Real Estate Affiliates	22,054	9,833	39,849	(2,534)
Discontinued operations	13,576	(4,276)	10,982	(13,688)
Gain from change in control of investment properties	—	—	18,547	—
Allocation to noncontrolling interests	(1,424)	(7,282)	(9,477)	(14,171)
Net (loss) income attributable to common stockholders	$(207,887)	$252,050	$(513,437)	$54,666

RECONCILIATIONS

Reconciliation of Non-GAAP to GAAP Financial Measures
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Reconciliation of FFO to GAAP Net (Loss) Income Attributable to Common Stockholders
FFO:
Consolidated Properties	$61,863	$493,288	$137,358	$811,971
Unconsolidated Properties and Noncontrolling Interests	48,466	47,017	149,566	127,005
Pro Rata basis	110,329	540,305	286,924	938,976
Depreciation and amortization of capitalized real estate costs	(234,548)	(268,297)	(727,760)	(815,455)
Gain from change in control of investment properties	—	—	18,547	—
Gains (losses) on sales of investment properties	12,302	5,799	17,634	8,423
Noncontrolling interests in depreciation of Consolidated Properties	1,624	1,559	5,347	5,569
Provision for impairment excluded from FFO	(98,288)	—	(98,288)	—
Provision for impairment excluded from FFO of discontinued operations	—	—	(10,393)	—
Redeemable noncontrolling interests	1,603	(1,810)	3,753	(386)
Depreciation and amortization of discontinued operations	(909)	(25,506)	(9,201)	(82,461)
Net (loss) income attributable to common stockholders	$(207,887)	$252,050	$(513,437)	$54,666

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income (Loss) of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$95,253	$91,905	$292,116	$268,371
Net property management fees and costs	(3,962)	(4,367)	(12,162)	(12,487)
Net interest expense	(38,774)	(34,767)	(113,965)	(112,107)
General and administrative, provisions for impairment, income taxes and noncontrolling interest in FFO	(1,891)	(1,727)	(8,637)	(6,758)
FFO of discontinued Unconsolidated Properties	—	(434)	—	(432)
FFO of Unconsolidated Properties	50,626	50,610	157,352	136,587
Depreciation and amortization of capitalized real estate costs	(28,583)	(44,229)	(122,145)	(145,782)
Other, including gain on sales of investment properties	11	3,452	4,642	6,661
Equity in income (loss) of Unconsolidated Real Estate Affiliates	$22,054	$9,833	$39,849	$(2,534)

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS

Key Operating Performance Indicators(1), (2)
As of and for the Nine Months Ended September 30, 2012
(GLA in thousands)

GLA Summary (3)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share (4)	% Leased
Consolidated Malls	97	40,675	14,805	37,122	92,601	1,096	1,769	95,466	57,825	95.3%
Unconsolidated Malls	32	14,910	3,286	15,453	33,648	452	867	34,968	9,514	96.3%
U.S. Regional Malls	129	55,585	18,091	52,574	126,250	1,548	2,636	130,434	67,339	95.5%

International	16	5,676	—	—	5,676	—	—	5,676	1,245	98.0%
Total U.S. Malls and International	145	61,261	18,091	52,574	131,926	1,548	2,636	136,110	68,584	95.8%

Office Properties	7	28	—	—	28	—	914	943	943	88.2%
Strip Centers & Other Retail	17	1,818	1,189	1,733	4,739	1,971	329	7,038	4,511	77.6%
Total Real Estate	169	63,107	19,280	54,307	136,693	3,518	3,879	144,090	74,037	94.6%

Operating Metrics (5)

			In-Place Rent (8)
September 30, 2012	% Leased (6)	% Occupied (7)	<10K SF	All Less Anchors	Tenant sales (9)	Occupancy Cost (10)

Consolidated Malls	95.3%	92.4%	66.84	53.46	521	13.1%
Unconsolidated Malls	96.3%	93.4%	73.37	60.71	594	12.6%
Total Malls	95.5%	92.7%	$68.62	$55.46	$541	13.0%

			In-Place Rent (8)
September 30, 2011	% Leased (6)	% Occupied (7)	<10K SF	All Less Anchors	Tenant sales (9)	Occupancy Cost (10)

Consolidated Malls	93.6%	90.7%	65.53	52.94	487	13.6%
Unconsolidated Malls	95.8%	92.6%	71.75	59.88	534	13.7%
Total Malls	94.2%	91.2%	$67.24	$54.87	$500	13.6%

(1)                    For comparability purposes, prior period operating metric statistics have been restated to exclude properties classified as discontinued operations.

(2)                    Metrics are excluding three assets transferred to the special servicer and one asset that is currently being de-leased in preparation for planned redevelopment. Including these assets would impact our % leased and % occupied by approximately 1% and would have an immaterial impact on the remaining metrics.

(3)                    See Property Schedule on pages 25-32 for individual property details.

(4)                    Total GLA at Share includes assets at their respective ownership percentages and excludes tenant owned area.

(5)                    Reflects results for Regional U.S. malls.

(6)                    Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchor stores.

(7)                    Represents tenants’ physical and/or economic presence in regional malls or predominantly retail centers and excludes traditional anchor stores.

(8)                    Weighted average rent of mall stores as of September 30, 2012. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

(9)                    Comparative rolling twelve month tenant sales for mall stores less than 10,000 square feet.

(10)              Represents tenants less than 10,000 square feet utilizing comparative tenant sales.

PORTFOLIO OPERATING METRICS

Signed Leases
All Less Anchors
As of September 30, 2012

	All Leases - Lease Spread (1)
	Commencement 2012
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)

New and Renewal Leases	2,086	7,113,825	7.5	$56.04	$61.05
Percent in Lieu	79	408,739	N/A	N/A	N/A
Total Leases	2,165	7,522,564	7.5	$56.04	$61.05

	Commencement 2013
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)
New and Renewal Leases	330	1,329,294	7.7	$57.45	$62.44
Percent in Lieu	5	12,525	N/A	N/A	N/A
Total Leases	335	1,341,819	7.7	$57.45	$62.44

	SUITE TO SUITE - Lease Spread (3)
	Commencement 2012
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread
New and Renewal Leases (5)	1,620	4,728,869	6.5	$60.92	$65.62	$55.19	$5.73	10.4%	$10.43	18.9%

	Commencement 2013
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread
New and Renewal Leases (5)	257	815,583	5.6	$70.67	$76.38	$64.37	$6.30	9.8%	$12.02	18.7%

	Total 2012/2013
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread
New and Renewal Leases (5)	1,877	5,544,452	6.4	$62.35	$67.20	$56.54	$5.82	10.3%	$10.66	18.9%

(1)          Represents signed leases that are scheduled to commence in the respective period, excluding anchors.

(2)          Represents initial rent or average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

(3)          Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite.

(4)          Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

(5)          Represents new leases where downtime between the new and old tenant in the suite was less than 9 months.

PORTFOLIO OPERATING METRICS

Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100%	Percent of Total	Expiring Rent ($)	Expiring Rent ($psf)
Specialty Leasing	1,415	3,102,423	5.8%	$58,240,776	$20.63
2012 (1)	418	960,225	1.8%	57,528,276	68.12
2013	1,722	4,947,453	9.3%	259,780,944	59.91
2014	1,675	5,235,827	9.9%	269,937,176	58.00
2015	1,587	5,016,876	9.4%	297,486,160	64.48
2016	1,499	5,087,959	9.6%	332,049,867	67.25
2017	1,596	5,478,659	10.3%	314,110,645	66.37
2018	1,171	4,583,650	8.6%	339,559,145	75.04
2019	801	3,867,074	7.3%	259,167,563	68.27
2020	669	2,849,707	5.4%	194,171,015	70.03
Subsequent	1,981	11,978,486	22.6%	613,509,788	55.82
Total	14,534	53,108,339	100.0%	$2,995,541,355	$61.10

(1) Reflects expirations subsequent to September 30, 2012

Top Ten Largest Tenants (Retail Portfolio)	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

LIMITED BRANDS, INC	Victoria’s Secret, Bath & Body Works, PINK	3.0%
THE GAP, INC.	Gap, Banana Repubic, Old Navy	3.0%
FOOT LOCKER, INC	Footlocker, Champs Sports, Footaction USA	2.3%
ABERCROMBIE & FITCH STORES, INC	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.2%
FOREVER 21, INC	Forever 21	2.0%
GOLDEN GATE CAPITAL	Express, J. Jill, Eddie Bauer	1.8%
AMERICAN EAGLE OUTFITTERS, INC	American Eagle, Aerie, Martin + Osa	1.5%
GENESCO INC.	Journeys, Lids, Underground Station, Johnston & Murphy	1.3%
LUXOTTICA RETAIL NORTH AMERICA INC	Lenscrafters, Sunglass Hut, Pearle Vision	1.3%
MACY’S INC.	Macy’s, Bloomingdale’s	1.2%
Totals		19.6%

PORTFOLIO OPERATING METRICS

Property Schedule
As of September 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Sears, Nordstrom	100%	Honolulu, HI	975,821	829,114	200,000	14,042	364,261	2,383,238	97.0%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,997	320,202	162,790	—	—	752,989	99.6%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	500,581	—	597,223	—	—	1,097,804	99.8%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	442,760	97,906	720,931	—	—	1,261,597	99.5%
Bayside Marketplace		100%	Miami, FL	218,695	—	—	—	—	218,695	95.6%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	349,174	317,347	247,000	—	—	913,521	96.4%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Bellingham (Seattle), WA	357,563	181,020	237,910	—	—	776,493	99.1%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	424,259	425,556	247,714	114,687	—	1,212,216	96.3%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	396,105	267,471	319,391	197,033	—	1,180,000	91.4%
Burlington Town Center	Macy’s	100%	Burlington, VT	154,886	—	146,753	—	54,617	356,256	88.4%
Capital Mall	Dillard’s, JCPenney, Sears	100%	Jefferson City, MO	326,898	87,905	135,540	—	—	550,343	77.5%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	331,011	123,921	466,469	—	—	921,401	91.4%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	315,071	85,972	335,088	—	—	736,131	90.6%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	267,189	198,334	360,643	—	—	826,166	98.0%
Coral Ridge Mall	Dillard’s, JCPenney, Sears, Target, Younkers	100%	Coralville (Iowa City), IA	524,890	108,800	442,365	—	—	1,076,055	99.0%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Albuquerque, NM	401,797	277,650	468,375	—	—	1,147,822	97.1%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	367,172	394,167	129,275	—	—	890,614	96.5%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	383,874	147,409	500,575	—	—	1,031,858	96.4%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	554,269	—	653,540	—	—	1,207,809	97.6%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	270,509	213,913	75,883	—	—	560,305	78.2%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	629,205	246,261	426,000	—	—	1,301,466	98.8%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	404,046	279,422	454,220	—	—	1,137,688	98.9%
Fashion Place	Dillard’s, Nordstrom, Sears	100%	Murray, UT	448,746	281,175	319,603	—	—	1,049,524	97.0%

PORTFOLIO OPERATING METRICS

Property Schedule
As of September 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Fashion Show	Bloomingdale’s Home, Dillard’s, Macy’s, Neiman Marcus, Nordstrom, Saks Fifth	100%	Las Vegas, NV	665,194	364,961	861,653	—	—	1,891,808	98.7%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	450,422	429,969	212,047	—	27,720	1,120,158	90.9%
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	617,406	30,000	564,914	—	—	1,212,320	96.8%
Glenbrook Square	JCPenney, Macy’s, Sears	100%	Fort Wayne, IN	450,383	555,870	221,000	—	—	1,227,253	94.0%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	330,275	—	691,605	—	—	1,021,880	97.1%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	209,934	323,925	—	93,274	—	627,133	99.8%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	416,150	156,096	272,957	—	—	845,203	99.4%
Harborplace		100%	Baltimore, MD	148,928	—	—	—	—	148,928	93.4%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	374,695	—	596,570	—	—	971,265	98.2%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	721,723	—	349,760	233,077	—	1,304,560	98.6%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	487,149	115,300	905,418	—	—	1,507,867	83.9%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	640,096	150,434	500,958	—	—	1,291,488	97.2%
Mall Of Louisiana	Dillard’s, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	614,736	—	805,630	143,619	—	1,563,985	97.6%
Mall Of The Bluffs	Dillard’s, Sears	100%	Council Bluffs (Omaha, NE), IA	375,608	221,694	104,528	—	—	701,830	69.4%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	501,637	120,000	395,705	—	—	1,017,342	97.4%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	416,331	385,766	149,980	—	—	952,077	98.2%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	614,012	288,596	210,714	—	402,589	1,515,911	99.9%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	308,725	—	636,853	—	—	945,578	95.3%
Mondawmin Mall		99%	Baltimore, MD	374,361	—	—	—	65,317	439,678	92.1%
Newgate Mall	Dillard’s, Sears	100%	Ogden (Salt Lake City), UT	384,046	226,961	118,919	—	—	729,926	84.0%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	430,866	539,850	363,151	—	—	1,333,867	98.1%
North Star Mall	Dillard’s, Macy’s, Saks Fifth Avenue, JCPenney	100%	San Antonio, TX	547,740	173,198	522,126	—	—	1,243,064	99.1%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	641,355	—	824,443	—	—	1,465,798	92.0%

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Northtown Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Spokane, WA	481,814	276,488	242,392	—	—	1,000,694	93.5%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	257,725	149,400	454,860	—	—	861,985	89.8%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	275,293	—	514,028	—	—	789,321	97.8%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	398,759	116,620	298,224	—	—	813,603	92.9%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	407,355	220,824	315,760	—	—	943,939	98.0%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	358,150	156,000	411,210	—	—	925,360	96.7%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	305,294	—	459,057	—	—	764,351	96.2%
Park City Center	Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	540,204	514,917	384,980	—	—	1,440,101	94.2%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	476,972	—	581,457	—	—	1,058,429	98.2%
Peachtree Mall	Dillard’s, JCPenney, Macy’s	100%	Columbus, GA	296,684	—	508,615	—	12,600	817,899	94.5%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	350,234	83,398	532,038	—	—	965,670	96.4%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	350,047	395,219	386,056	—	—	1,131,322	96.2%
Pine Ridge Mall	Herberger’s, JCPenney, Sears, Shopko	100%	Pocatello, ID	190,174	437,987	—	—	—	628,161	70.8%
Pioneer Place		100%	Portland, OR	348,186	—	—	—	287,526	635,712	86.6%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	317,550	124,547	61,873	—	—	503,970	96.5%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	747,312	—	513,691	—	—	1,261,003	97.5%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,337	285,479	206,240	—	—	792,056	86.2%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	148,020	235,031	—	57,304	—	440,355	95.3%
Ridgedale Center	JCPenney, Macy’s, Sears	100%	Minnetonka, MN	325,798	—	702,380	—	—	1,028,178	89.2%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,840	189,559	174,383	—	—	716,782	96.8%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	639,501	—	635,625	—	—	1,275,126	93.6%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	283,310	170,625	186,359	—	—	640,294	90.7%
Salem Center	JCPenney, Kohl’s, Macy’s, Nordstrom	100%	Salem, OR	201,201	—	438,000	—	—	639,201	93.6%

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	205,409	129,823	137,082	—	—	472,314	100.0%
Southwest Plaza	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton (Denver), CO	636,949	93,630	541,851	—	90,067	1,362,497	86.5%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	345,570	126,243	252,841	132,048	—	856,702	96.3%
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	535,679	—	657,363	83,151	—	1,276,193	96.2%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	425,986	160,505	267,788	—	55,419	909,698	95.0%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	266,314	—	502,960	—	—	769,274	93.4%
The Gallery At Harborplace		100%	Baltimore, MD	131,904	—	—	—	263,771	395,675	88.4%
The Grand Canal Shoppes		100%	Las Vegas, NV	464,870	—	—	—	34,414	499,284	96.5%
The Maine Mall	JCPenney, Macy’s, Sears	100%	South Portland, ME	510,171	120,844	377,662	—	—	1,008,677	98.6%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	600,709	212,847	587,321	—	—	1,400,877	98.0%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	100%	Gainesville, FL	344,825	233,367	324,500	—	—	902,692	96.1%
The Parks At Arlington	Dillard’s, Jcpenney, Macy’s, Sears	100%	Arlington (Dallas), TX	697,618	63,857	748,945	—	—	1,510,420	99.3%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,576	—	512,611	—	—	1,038,187	89.8%
The Shoppes At The Palazzo	Barneys New York	100%	Las Vegas, NV	204,061	84,743	—	—	—	288,804	98.9%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	332,978	—	261,502	—	—	594,480	96.6%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	591,185	—	627,597	—	71,157	1,289,939	99.2%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	94%	Durham, NC	609,893	—	726,347	—	—	1,336,240	98.3%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Woodlands (Houston), TX	574,659	167,480	575,438	—	39,471	1,357,048	98.2%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	416,516	—	809,386	—	—	1,225,902	97.6%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	619,011	—	641,458	27,305	—	1,287,774	97.7%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	301,507	—	511,933	—	—	813,440	97.8%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	519,199	147,792	509,176	—	—	1,176,167	98.3%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	180,954	257,000	—	—	—	437,954	92.9%

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Westlake Center		100%	Seattle, WA	102,859	—	—	—	—	102,859	88.4%
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	541,167	—	529,402	—	—	1,070,569	95.0%
White Marsh Mall	Boscov’s, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Baltimore, MD	437,258	257,345	466,010	—	—	1,160,613	97.2%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	493,061	2,060	1,028,000	—	—	1,523,121	97.6%
Woodbridge Center	JCPenney, Lord & Taylor, Macy’s, Sears	100%	Woodbridge, NJ	670,143	425,038	560,935	—	—	1,656,116	96.3%
Total Consolidated Regional Malls			Count: 97	40,675,081	14,804,833	37,121,555	1,095,540	1,768,929	95,465,938	95.3%

Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	579,117	—	705,898	—	—	1,285,015	97.7%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	477,168	158,658	519,890	—	—	1,155,716	95.7%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	395,770	150,525	352,351	93,799	—	992,445	97.7%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	383,517	277,404	496,098	—	—	1,157,019	99.0%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	540,201	—	641,312	—	—	1,181,513	98.9%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	595,249	—	774,842	—	—	1,370,091	98.1%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	504,189	—	619,048	—	—	1,123,237	98.3%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	405,077	—	552,407	—	—	957,484	94.3%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	555,612	—	468,208	—	—	1,023,820	95.4%
Glendale Galleria	JCPenney, Macy’s, Nordstrom, Target	50%	Glendale, CA	518,558	64,574	715,000	—	138,177	1,436,309	90.0%
Kenwood Towne Centre	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	519,760	240,656	400,665	—	—	1,161,081	97.0%
Mizner Park	Lord & Taylor	50%	Boca Raton, FL	177,509	79,822	—	—	259,492	516,823	93.2%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears	50%	Natick (Boston), MA	473,925	194,558	516,662	—	—	1,185,145	96.5%
Natick West	Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	265,517	—	236,430	—	—	501,947	94.8%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	411,418	188,394	418,595	—	—	1,018,407	96.1%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	476,317	126,000	410,277	—	—	1,012,594	95.7%
Oakbrook Center	Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	786,370	413,667	771,911	—	239,292	2,211,240	96.7%

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	513,470	—	140,000	—	—	653,470	96.4%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	754,534	—	823,000	—	—	1,577,534	97.8%
Perimeter Mall	Dillard’s, Macy’s, Nordstrom, Von Maur	50%	Atlanta, GA	502,287	222,056	831,218	—	—	1,555,561	93.1%
Pinnacle Hills Promenade	Dillard’s, JCPenney	50%	Rogers, AR	360,759	98,540	162,140	358,195	38,561	1,018,195	95.1%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue,	55%	St. Louis, MO	221,998	125,669	135,044			482,711	94.7%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Oklahoma City, OK	452,185	182,257	505,596	—	—	1,140,038	97.8%
Riverchase Galleria	Belk, Belk Home Store, JCPenney, Macy’s, Sears, Von Maur	50%	Hoover (Birmingham), AL	502,543	467,220	610,026	—	—	1,579,789	94.6%
Saint Louis Galleria	Dillard’s, Macy’s, Nordstrom	74%	St. Louis, MO	463,168	—	714,052	—	—	1,177,220	96.3%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	786,174	—	865,192	—	—	1,651,366	99.1%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	369,055	—	333,219	—	—	702,274	100.0%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	596,453	—	419,129	—	—	1,015,582	97.8%
Village Of Merrick Park	Neiman Marcus, Nordstrom	40%	Coral Gables, FL	408,329	—	330,000	—	103,064	841,393	84.7%
Water Tower Place	Macy’s	52%	Chicago, IL	392,795	296,128	—	—	88,809	777,732	98.2%
Whaler’s Village		50%	Lahaina, HI	105,493	—	—	—	—	105,493	100.0%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	415,016	—	984,372	—	—	1,399,388	98.1%
Total Unconsolidated Regional Malls			Count: 32	14,909,533	3,286,128	15,452,582	451,994	867,395	34,967,632	96.3%
Total Regional Malls (5)			Count: 129	55,584,614	18,090,961	52,574,137	1,547,534	2,636,324	130,433,570	95.5%

International Properties (3)
Bangu Shopping		31%	Rio de Janeiro, Rio de Janeiro (Brazil)	563,647	—	—	—	—	563,647	100.0%
Boulevard Shopping Brasilia		16%	Brasilia, Brazil	183,005	—	—	—	—	183,005	93.6%
Boulevard Shopping Belem		24%	Belem, Brazil	367,600	—	—	—	—	367,600	99.1%
Boulevard Shopping Belo Horizonte		22%	Belo Horizonte, Minas Gerais (Brazil)	456,023	—	—	—	—	456,023	94.9%
Boulevard Shopping Campina Grande		24%	Campina Grande, Paraiba (Brazil)	184,355	—	—	—	—	184,355	100.0%
Boulevard Shopping Campos		31%	Campose dos Goytacazes (Brazil)	197,055					197,055	100.0%

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Carioca Shopping		31%	Rio de Janeiro, Rio de Janeiro (Brazil)	256,240	—	—	—	—	256,240	97.4%
Caxias Shopping		28%	Rio de Janeiro, Rio de Janeiro (Brazil)	275,111	—	—	—	—	275,111	97.4%
Santana Parque Shopping		16%	Sao Paulo, Sao Paulo (Brazil)	288,513	—	—	—	—	288,513	95.6%
Shopping Grande Rio		8%	Rio de Janeiro, Rio de Janeiro (Brazil)	395,792	—	—	—	—	395,792	99.7%
Shopping Iguatemi Salvador		17%	Salvador, Bahia (Brazil)	667,297	—	—	—	—	667,297	99.1%
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	250,539	—	—	—	—	250,539	99.0%
Shopping Santa Ursula		12%	Ribeirao Preto, Brazil	247,495	—	—	—	—	247,495	97.0%
Shopping Taboao		25%	Taboao da Serra, Sao Paulo (Brazil)	382,534	—	—	—	—	382,534	100.0%
Via Parque Shopping		22%	Rio de Janeiro, Rio de Janeiro (Brazil)	624,184	—	—	—	—	624,184	99.5%
Parque Shopping Belem		16%	Rio de Janeiro, Rio de Janeiro (Brazil)	336,597	—	—	—	—	336,597	91.7%
International Properties (3)			Count: 16	5,675,987	—	—	—	—	5,675,987	98.0%

Stand Alone Offices, Strip Centers & Other Retail
10 Columbia Corporate Center		100%	Columbia, MD	6,500	—	—	—	89,167	95,667	73.3%
20 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	104,374	104,374	79.5%
30 Columbia Corporate Center		100%	Columbia, MD	14,165	—	—	—	129,167	143,332	89.0%
40 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	136,430	136,430	96.5%
50 Columbia Corporate Center		100%	Columbia, MD	7,750	—	—	—	110,945	118,695	86.7%
60 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	102,084	102,084	99.0%
Senate Plaza		100%	Harrisburg-Carlisle, PA	—	—	—	—	241,946	241,946	88.6%
Columbia Bank Drive Thru		100%	Columbia, MD	—	—	—	17,000	—	17,000	100.0%
Austin Bluffs Plaza		100%	Colorado Springs, CO	—	—	—	109,402	—	109,402	47.1%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,336	—	144,635	95.7%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	875,642	—	875,642	83.9%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	98.4%

PORTFOLIO OPERATING METRICS

Property Schedule

As of September 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,562	—	118,562	100.0%
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%
Orem Plaza Center Street		100%	Orem, UT	—	—	—	90,218	—	90,218	100.0%
Orem Plaza State Street		100%	Orem, UT	—	—	—	27,240	—	27,240	46.2%
Plaza 800		100%	Sparks (Reno), NV	—	—	—	72,431	—	72,431	87.5%
River Pointe Plaza		100%	West Jordan (Salt Lake City), UT	—	—	—	224,234	—	224,234	96.7%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	98.1%
Woodlands Village		100%	Flagstaff, AZ	—	—	—	91,810	—	91,810	87.4%
Owings Mills Mall (2)	JCPenney, Macy’s	51%	Owings Mills, MD	438,017	340,000	307,037	—	328,913	1,413,967	51.9%
Regency Square Mall (6)	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	561,438	479,846	399,155	—	—	1,440,439	60.2%
Southlake Mall (6)	Macy’s, Sears	100%	Morrow (Atlanta), GA	272,254	—	740,252	—	—	1,012,506	89.6%
West Oaks Mall (6)	Dillard’s, JCPenney, Sears	100%	Ocoee (Orlando), FL	410,735	368,720	286,070	—	—	1,065,525	67.4%
Total Stand Alone Offices, Strip Centers & Other Retail			Office Count: 7 Strip Center & Other Retail Count: 17	1,846,149	1,188,566	1,732,514	1,970,590	1,243,026	7,980,845	Office: 88.2 Strip & Other: 77.6%%

(1)   For stand alone offices, office occupancy is presented.

(2)   The Owings Mills Mall space is currently being de-leased in preparation for planned redevelopment.  For the 320K s.f. of office area at Owings Mills Mall, GGP owns 65% of One Corporate Center and 55% of Two Corporate Center.

(3)   GGP’s investment in Brazil is through an ownership interest in Aliansce and Luanda.  For these properties, only Mall and Freestanding GLA is presented.

(4)   Third party managed strip center.

(5)   Refer to page 22 (Key Operating Performance Indicators).

(6)   These assets have been transferred to the special servicer.

Miscellaneous

MISCELLANEOUS

Capital Information

(in thousands, except per share amounts)

September 30, 2012

Closing common stock price per share	$19.48
52 Week High (1)	21.25
52 Week Low (1)	10.68

Portfolio Net Debt
Portfolio Debt
Fixed	$16,888,365
Variable (2)	2,281,870
Total Portfolio Debt	19,170,235
Less: Cash and Cash Equivalents	(751,560)
Portfolio Net Debt	$18,418,675

Portfolio Capitalization Data
Portfolio Net Debt	$18,418,675
Warrant Liability	1,399,043
Preferred Securities:
Perpetual Preferred Units at 8.25%	5,000
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	77,761
Preferred redeemable noncontrolling interests	$134,531
Other Preferred Stock	360
Total Preferred Securities	$134,891

Common stock and Operating Partnership units outstanding at end of period (3)	$19,797,933
Total Market Capitalization at end of period	$39,750,542

(1)   52-week pricing information includes the intra-day highs and lows.

(2)   Includes Shopping Leblon / Aliansce (Brazil) debt of approximately $243 million.

(3)   Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624  multiplied by the closing share price.

MISCELLANEOUS

Change in Total Common and Equivalent Shares

Rollforward of Shares to September 30, 2012	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
		(In thousands)
Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2011	6,598	935,307	941,905
DRIP	—	2,866	2,866
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	348	348
Issuance of stock for employee stock purchase program	—	98	98
Common Shares and OP Units Outstanding at September 30, 2012	6,518	938,619	945,137

Common Shares issuable assuming exercise of warrants (1)		67,659
Common Shares issuable assuming exercise of in-the-money stock options (2)		3,266
Common Shares issuable assuming exchange of OP Units		6,777
Diluted Common Shares and OP Units Outstanding at September 30, 2012		1,016,321

	Quarter-to-Date		Year-to-Date
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
	(In thousands)
Weighted average number of company shares outstanding	938,316	936,260	937,795	946,743
Weighted average number of GAAP dilutive warrants(3)	—	34,431	—	39,032
Diluted weighted average number of Company shares outstanding - GAAP EPS	938,316	970,691	937,795	985,775

Weighted average number of common units	6,845	6,873	6,855	6,952
Weighted average number of stock options(4)	2,897	602	2,242	754
Weighted average number of warrants(5)	65,690	—	58,781	—
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	1,013,748	978,166	1,005,673	993,481

(1)          GGP has 120 million warrants outstanding convertible to 1.1093 Common Shares with a weighted average exercise price of $9.58, with a scheduled expiration of November 9, 2017.  57.5 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.  Under certain circumstances, holders of the warrants may elect to require GGP to redeem the warrants in cash (“Cash Settlement”), based on a defined formula related to GGP’s common stock.  The existence of the Cash Settlement feature, however remote, results in the classification of the warrants as a liability for U.S. GAAP.  The warrant liability is carried at fair value with changes in fair value accounted for in net income.

Shares Subject to Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of July 16, 2012 (6)		Impact of settling warrants via net share settlement
66,558,000	$9.69	Nov 9, 2017	Reduces exercise price to $9.6915	Increases number of Common shares per warrant to 1.1093	Net share: 66,558,000 x [19.48 - 9.6915] /19.48 = 33,444,712 shares delivered
66,558,000	$9.47	Nov 9, 2017	Reduces exercise price to $9.4662	Increases number of Common shares per warrant to 1.1093	Net share: 66,558,000 x [19.48 - 9.4662] /19.48 = 34,214,502 shares delivered
133,116,000	$9.58				67,659,214 shares delivered

(2)          The options are included at net share settlement.

(3)          In 2012, the three months ended and nine months ended diluted weighted average shares outstanding under GAAP excludes the impact of the exercise of the warrants, which are anti-dilutive on both a quarter to date and year to date basis.  In 2011, the three months ended and nine months ended diluted weighted average shares outstanding under GAAP includes the impact of the exercise of the warrants, which are dilutive on both a quarter to date and year to date basis.

(4)          In 2011 and 2012, the impact of stock options are anti-dilutive under GAAP, but dilutive for FFO on both a quarter to date and year to date basis.

(5)          In 2012, the impact of warrants are anti-dilutive under GAAP, but dilutive for FFO on both a quarter to date and year to date basis using the average stock price and warrants outstanding.

(6)          Based on dividend of $93.8 million in cash issued to stockholders of record on July 16, 2012 and common stock price of $18.07 on July 16, 2012.

MISCELLANEOUS

Development Summary

Selected Expansions and Redevelopments (in millions, at share unless otherwise noted) (1)

Property	Description	Ownership %	GGP’s Total Projected Share of Cost	GGP’s Investment to Date	Expected Return on Investment (2), (3)	Estimated Construction Start	Expected Construction Completion	Percentage Leased
Major Redevelopment Summary

Ala Moana Center Honolulu, HI	Demolish existing Sears store and expand mall, adding anchor, box and inline tenants, reconfigure center court and add sun shade	100%	$543.0	$202.6	10.6%	Q1 2013	Q4 2015	5%

Fashion Show Las Vegas, NV	Addition of Macy’s Men’s, inline and new vertical transportation	100%	38.3	13.8	18.3%	Under Construction	Q4 2013	52	%(4)

Glendale Galleria Glendale, CA	Addition of Bloomingdale’s, remerchandising, business development and renovation	50%	57.5	5.7	11.4%	Under Construction	Q4 2013	N/A	(5)

North Point Alpharetta, GA	Demolish vacant Parisian store and construct new theater	100%	9.7	0.5	12.0%	Under Construction	Q4 2013	100%

Northridge Fashion Center Northridge, CA	Addition of Sports Authority, Restaurants and Plaza Improvements	100%	12.8	7.5	12.3%	Under Construction	Q4 2012	92%

Oakbrook Center Oakbrook, IL	Conversion of former anchor space into two box tenants and inline	48%	14.8	8.1	11.7%	Under Construction	Q4 2013	24%

Oakwood Center Gretna, La	West wing redevelopment	100%	15.2	0.6	12.4%	Q4 2012	Q3 2013	40%

Pioneer Place Portland, OR	Conversion of former anchor building into box tenant and restaurant	100%	11.3	1.5	20.3%	Q4 2012	Q3 2013	100%

Other Projects Various Malls	Redevelopment projects at various malls (11 total)	N/A	67.3	19.6	7.0%	Under Construction	N/A	N/A

			$769.9	$259.9	10.9%

Capital Expenditures ( $ in thousands)

	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011

Capital Expenditures (6), (7)	$87,013	$40,219
Tenant Allowances and Capitalized Leasing Costs (8)	102,959	77,561
Total	$189,972	$117,780

(1)   Excludes international projects.

(2)   Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions.  Actual costs may vary.

(3)   The Glendale Galleria Project ROI includes capitalized costs and income related to uplift on existing space.

(4)   Includes leases on existing GLA that will be repositioned as part of the development.

(5)   Redevelopment will not add GLA, mall is 85% leased.

(6)   Reflects only non-tenant operating capital expenditures. Certain prior period amounts have been reclassified to conform to the current period presentation.

(7)   Restated from prior filings to exclude discontinued operations.

(8)   Reflects tenant allowances on current operating properties.

MISCELLANEOUS

Corporate Information

Stock Listing
Common Stock
NYSE: GGP

Common Stock Dividend

The Company declared a Cash Dividend for the first quarter 2012 of $0.10 per share on February 27, 2012, paid on April 30, 2012, to Common shareholders of record on April 13, 2012.  The Company declared a Cash Dividend for the second quarter 2012 of $0.10 per share on May 1, 2012, paid on July 30, 2012, to Common shareholders of record on July 16, 2012.  The Company declared a third quarter common stock dividend of $0.11 per share on August 1, 2012, paid on October 29, 2012, to stockholders of record on October 15, 2012.  In addition, we maintain a Dividend Reinvestment Plan (“DRIP”) in which all eligible stockholders may participate.  There can be no assurance that we will not determine to pay a portion of our 2012 dividends in shares of our common stock, as permitted by REIT distribution requirements.  GGP may suspend, terminate or amend the DRIP at any time.

Investor Relations	Transfer Agent

Kevin Berry	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	6201 15th Avenue
General Growth Properties	Brooklyn, NY 11219
110 North Wacker Drive	Phone: (866) 627-2643
Chicago, IL 60606	Foreign Investor Line:
Phone (312) 960-5529	+1 718 921-8124
kevin.berry@ggp.com

Media Contact

David Keating
Vice President, Corporate Communications
General Growth Properties
110 North Wacker Drive
Chicago, IL 60606
Phone (312) 960-6325
david.keating@ggp.com

MISCELLANEOUS

Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Same Store NOI - U.S. Regional Malls	Comparative Company NOI that excludes the periodic effects of acquisitions, dispositions and changes in ownership specific to the U.S. Regional Mall Portfolio.

Total Company FFO	Company FFO including Company FFO from discontinued operations excluding the Company FFO from the spin-off of Rouse Properties, Inc., which is also included in discontinued operations.

Operating Metrics	Description
Leased

Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied

Occupied area represents the sum of: (1) tenant occupied space under lease (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.

Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.